UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2003

SMITHFIELD FOODS, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-15321 (Commission File Number)	52-0845861 (IRS Employer Identification No.)

200 Commerce Street Smithfield, Virginia	23430
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 365-3000

Item 5. Other Events and Regulation FD Disclosure.

On September 25, 2003, Smithfield Foods, Inc. issued a press release announcing its signing of a definitive agreement to sell Schneider Corporation to Maple Leaf Foods, Inc. A copy of this press release is attached as Exhibit 99.1 to this report, and is incorporated herein by reference.

A reconciliation of Schneider Corporation’s EBITDA (earnings before interest expense, income taxes, depreciation and amortization) for the 52 weeks ended April 27, 2003 (as referenced in Exhibit 99.1) to its net income for such period is attached as Exhibit 99.2 to this report, and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number

99.1	Description Press release, dated as of September 25, 2003.

99.2	Reconciliation of Schneider Corporation’s EBITDA to Net Income for the 52 weeks ended April 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: September 30, 2003	/s/ MICHAEL H. COLE
Michael H. Cole
Vice President, Secretary and Deputy General Counsel

EXHIBIT INDEX

Exhibit 99.1	Press Release issued September 25, 2003.

Exhibit 99.2	Reconciliation of Schneider Corporation’s EBITDA to Net Income for the 52 weeks ended April 27, 2003.